Exhibit 99.1

Quarterly Earnings and

Supplemental Operating and Financial Data

March 31, 2016

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

March 31, 2016

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust “Lexington”, which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, (2) Lexington’s ability to achieve its estimate of Company FFO for the year ending December 31, 2016, (3) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK, NY 10119-4015

FOR IMMEDIATE RELEASE

LEXINGTON REALTY TRUST REPORTS FIRST QUARTER 2016 RESULTS

New York, NY - Thursday, May 5, 2016 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the first quarter ended March 31, 2016.

First Quarter 2016 Highlights

•	Generated Company Funds From Operations (“Company FFO”) of $72.1 million, or $0.30 per diluted common share.
•	Disposed of three properties and a non-consolidated investment in an office property for aggregate gross disposition proceeds of $64.9 million.
•	Acquired an industrial property in Detroit, Michigan for $29.7 million.
•	Invested $33.7 million in on-going build-to-suit projects.
•	Completed 1.7 million square feet of new leases and lease extensions with overall portfolio 96.7% leased at quarter end.
•	Obtained $57.5 million 15-year non-recourse financing, which bears interest at a 5.2% fixed rate and is secured by the Richmond, Virginia property.
•	Retired $8.3 million of secured debt and $30.0 million of credit facility borrowings.
•	Repurchased 1.2 million common shares at an average price of $7.56 per share.

Subsequent Events

•	Entered into an agreement to fund the construction of an industrial facility in Opelika, Alabama for a maximum commitment of $37.0 million. Upon completion, the property will be net leased for a 25-year term.
•	Disposed of 15 W. 45th Street land investment for gross proceeds of $37.5 million and an office property for gross proceeds of $19.0 million.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated “We had an excellent first quarter with increased revenues and strong Company FFO of $0.30 per share. Our disposition program is fully underway, and during the quarter we sold approximately $58 million of consolidated properties at an average cap rate of 6.5% and we just announced the $37.5 million sale of our West 45th Street land investment at a 4.1% cap rate. Our overall portfolio was 96.7% leased with elevated leasing volume of 1.7 million square feet including some significant 2016 and 2017 lease renewals. Given a strong first quarter and our expectations for the remainder of the year, we are tightening our 2016 Company FFO guidance to an expected range of $1.03-$1.08 per share.”

Mr. Eglin added, “Looking ahead, we are making good progress with our sales program and the execution of our plan is expected to reduce leverage, generate strong cash flows in relation to our dividend and share price, and improve the overall quality of our portfolio.”

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FINANCIAL RESULTS

Revenues

For the quarter ended March 31, 2016, total gross revenues were $111.6 million, a 3.0% increase compared with total gross revenues of $108.4 million for the quarter ended March 31, 2015. The increase is primarily attributable to revenue generated from property acquisitions and new leases signed, offset by 2015 and 2016 property sales and lease expirations.

Company FFO

For the quarter ended March 31, 2016, Lexington generated Company FFO of $72.1 million, or $0.30 per diluted share, compared to Company FFO for the quarter ended March 31, 2015 of $64.5 million, or $0.26 per diluted share. The calculation of Company FFO and a reconciliation to net income attributable to common shareholders is included later in this press release.

Dividends/Distributions

Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended March 31, 2016 of $0.17 per common share/unit, which was paid on April 15, 2016 to common shareholders/unitholders of record as of March 31, 2016. Lexington also declared a dividend of $0.8125 per share on its Series C Cumulative Convertible Preferred Stock (“Series C Preferred Shares”), which is payable on August 15, 2016 to Series C Preferred Shareholders of record as of July 29, 2016.

Net Income Attributable to Common Shareholders

For the quarter ended March 31, 2016, net income attributable to common shareholders was $48.1 million, or $0.21 per diluted share, compared with net income attributable to common shareholders for the quarter ended March 31, 2015 of $31.8 million, or $0.14 per diluted share.

OPERATING ACTIVITIES

During the quarter, Lexington acquired the following property:

ACQUISITIONS
Tenant	Location	Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	Estimated GAAP Yield	Approximate Lease Term (Yrs)
FCA US LLC (f/k/a Chrysler Group LLC)	Detroit, MI	Industrial	$29,697	$2,204	7.4%	7.4%	20

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During the quarter, Lexington funded $33.7 million of the projected costs of the following projects:

ON-GOING BUILD-TO-SUIT PROJECTS
Location	Sq. Ft.	Property Type	Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	GAAP Investment Balance as of 3/31/2016 ($000)	Estimated Acquisition/ Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield
Anderson, SC	1,325,000	Industrial	20	$70,012	$37,051	2Q 16	5.9%	7.3%
Lake Jackson, TX	664,000	Office	20	166,164	63,278	4Q 16	7.3%	8.9%
Charlotte, NC	201,000	Office	15	62,445	14,968	1Q 17	8.3%	9.5%
Houston, TX(1)	274,000	Retail/Specialty	20	86,491	53,536	3Q 16	7.5%	7.5%
	2,464,000			$385,112	$168,833

(1)	Lexington has a 25% interest as of March 31, 2016. Lexington is providing construction financing up to $56.7 million to the joint venture of which $23.6 million has been funded as of March 31, 2016. Lease contains annual CPI increases.

Subsequent to March 31, 2016, Lexington entered into an agreement to fund the construction of a 165,000 square foot industrial facility in Opelika, Alabama for a maximum cost of $37.0 million (7.05% initial capitalization rate). Upon completion, estimated to be May 2017, the property will be net leased for a 25-year term and the lease provides for 2.0% annual escalations.

During the quarter, Lexington sold the following properties:

PROPERTY DISPOSITIONS
Primary Tenant	Location	Property Type	Gross Sale Price ($000)		Annualized NOI(1) ($000)	Month of Disposition
Parkway Chevrolet, Inc.	Tomball, TX	Specialty/ Retail	$17,575	(2)	$1,459	February
Multi-Tenant / The Weiss Group, LLC	Palm Beach Gardens, FL	Multi-tenant/ Office	30,050		1,457	March
AT&T Services, Inc.	Harrisburg, PA	Office	10,600		887	March
			$58,225		$3,803

(1)	Quarter prior to sale annualized.
(2)	Mortgage of $8.3 million was satisfied at closing and the gross sale price excludes mortgage defeasance costs of $0.3 million reimbursed by purchaser.

In addition, Lexington disposed of its interest in a non-consolidated investment in an office property in Russellville, Arkansas, receiving $6.7 million in connection with the sale, and sold a vacant land parcel for $0.4 million.

In April 2016, Lexington sold its 15 West 45th Street land investment for gross proceeds of $37.5 million at a 4.1% capitalization rate. The buyer assumed the $29.2 million mortgage in connection with the sale. In May 2016, Lexington sold an office property in Lake Forest, California for gross proceeds of $19.0 million at a 7.9% capitalization rate.

5

LEASING

As of March 31, 2016, Lexington's portfolio was 96.7% leased, excluding properties subject to secured mortgage loans currently in default.

During the first quarter of 2016, Lexington executed the following new and extended leases:

	LEASE EXTENSIONS

	Location		Primary Tenant(1)	Prior Term	Lease Expiration Date	Sq. Ft.
	Office
1	Phoenix	AZ	Avnet, Inc.	02/2023	08/2026	176,402
2	Milford	OH	Siemens Corporation	09/2016	04/2026	221,215
2	Total office lease extensions					397,617

	Industrial/Multi-Tenant
1	Rockford	IL	Pierce Packaging Co.	12/2016	12/2019	93,000
2	Antioch	TN	Wirtgen America, Inc.	MTM	12/2016	73,500
3	Memphis	TN	Sears, Roebuck and Co./Sears Logistic Services	02/2017	02/2027	780,000
4	Winchester	VA	Kraft Heinz Foods Company	05/2016	05/2021	344,700
4	Total industrial lease extensions					1,291,200

6	Total lease extensions					1,688,817

	NEW LEASES

	Location			Lease Expiration Date	Sq. Ft.
	Office/Multi-Tenant
1	Honolulu	HI	N/A	QTQ	1,900
2	Philadelphia	PA	N/A	01/2027	1,975
3	Charleston	SC	Hagemeyer North America, Inc.	06/2019	20,424
3	Total new office leases				24,299

9	TOTAL NEW AND EXTENDED LEASES				1,713,116

(1)	Leases greater than 10,000 square feet.

BALANCE SHEET/CAPITAL MARKETS

In February 2016, Lexington financed its office property in Richmond, Virginia with a $57.5 million non-recourse secured mortgage. The loan bears interest at a fixed rate of 5.2% and matures in 2031.

During 2015, Lexington announced a 10.0 million common share repurchase authorization. In the first quarter of 2016, Lexington repurchased 1,184,113 common shares at an average price of $7.56 per share, bringing the total common shares repurchased under this authorization to 3,400,912 common shares at an average price of $8.04 per share.

6

2016 EARNINGS GUIDANCE

Lexington is tightening its Company FFO guidance for the year ended March 31, 2016 to an expected range of $1.03 to $1.08 per diluted share from a range of $1.00 to $1.10 per diluted share. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

FIRST QUARTER 2016 CONFERENCE CALL

Lexington will host a conference call today, Thursday, May 5, 2016, at 8:30 a.m. Eastern Time, to discuss its results for the quarter ended March 31, 2016. Interested parties may participate in this conference call by dialing 877-407-0789 or 201-689-8562. A replay of the call will be available through May 19, 2016, at 877-870-5176 or 858-384-5517, pin code for both numbers is 13635173. A live webcast of the conference call will be available at www.lxp.com within the Investors section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust (NYSE: LXP) is a publicly traded real estate investment trust (REIT) that owns a diversified portfolio of real estate assets consisting primarily of equity and debt investments in single-tenant net-leased commercial properties and land across the United States. Lexington seeks to expand its portfolio through build-to-suit transactions, sale-leaseback transactions and acquisitions. For more information or to follow Lexington on social media, visit www.lxp.com.

Contact:

Investor or Media Inquiries for Lexington Realty Trust:

Heather Gentry, Senior Vice President of Investor Relations

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: hgentry@lxp.com

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, (2) Lexington's ability to achieve its estimate of Company FFO for the year ending December 31, 2016, (3) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes.

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ended March 31,
	2016	2015
Gross revenues:
Rental	$103,559	$100,016
Tenant reimbursements	8,057	8,426
Total gross revenues	111,616	108,442
Expense applicable to revenues:
Depreciation and amortization	(43,127)	(40,274)
Property operating	(12,078)	(16,582)
General and administrative	(7,775)	(7,822)
Non-operating income	2,867	2,614
Interest and amortization expense	(22,893)	(23,003)
Debt satisfaction gains (charges), net	(162)	10,375
Impairment charges	—	(1,139)
Gains on sales of properties	17,015	148
Income before provision for income taxes, equity in earnings of non-consolidated entities and discontinued operations	45,463	32,759
Provision for income taxes	(413)	(441)
Equity in earnings of non-consolidated entities	5,742	366
Income from continuing operations	50,792	32,684
Discontinued operations:
Income from discontinued operations	—	110
Gain on sale of property	—	1,577
Total discontinued operations	—	1,687
Net income	50,792	34,371
Less net income attributable to noncontrolling interests	(1,023)	(866)
Net income attributable to Lexington Realty Trust shareholders	49,769	33,505
Dividends attributable to preferred shares – Series C	(1,572)	(1,572)
Allocation to participating securities	(90)	(104)
Net income attributable to common shareholders	$48,107	$31,829
Income per common share – basic:
Income from continuing operations	$0.21	$0.13
Income from discontinued operations	—	0.01
Net income attributable to common shareholders	$0.21	$0.14
Weighted-average common shares outstanding – basic	232,642,803	232,525,675
Income per common share – diluted:
Income from continuing operations	$0.21	$0.13
Income from discontinued operations	—	0.01
Net income attributable to common shareholders	$0.21	$0.14
Weighted-average common shares outstanding – diluted	238,885,171	232,957,265
Amounts attributable to common shareholders:
Income from continuing operations	$48,107	$30,142
Income from discontinued operations	—	1,687
Net income attributable to common shareholders	$48,107	$31,829

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

	March 31, 2016	December 31, 2015
Assets:
Real estate, at cost	$3,773,333	$3,789,711
Real estate - intangible assets	692,654	692,778
Investments in real estate under construction	115,297	95,402
	4,581,284	4,577,891
Less: accumulated depreciation and amortization	1,201,220	1,179,969
Real estate, net	3,380,064	3,397,922
Assets held for sale	10,147	24,425
Cash and cash equivalents	80,894	93,249
Restricted cash	42,830	10,637
Investment in and advances to non-consolidated entities	44,926	31,054
Deferred expenses, net	39,839	42,000
Loans receivable, net	95,770	95,871
Rent receivable – current	20,094	7,193
Rent receivable – deferred	93,320	87,547
Other assets	18,176	18,505
Total assets	$3,826,060	$3,808,403

Liabilities and Equity:
Liabilities:
Mortgages and notes payable, net	$922,320	$872,643
Revolving credit facility borrowings	147,000	177,000
Term loans payable, net	500,330	500,076
Senior notes payable, net	493,735	493,526
Convertible guaranteed notes payable, net	12,192	12,126
Trust preferred securities, net	127,021	126,996
Dividends payable	45,673	45,440
Liabilities held for sale	—	8,405
Accounts payable and other liabilities	35,688	41,479
Accrued interest payable	14,746	8,851
Deferred revenue - including below market leases, net	44,026	42,524
Prepaid rent	19,783	16,806
Total liabilities	2,362,514	2,345,872

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 235,009,739 and 234,575,225 shares issued and outstanding in 2016 and 2015, respectively	24	23
Additional paid-in-capital	2,773,788	2,776,837
Accumulated distributions in excess of net income	(1,420,554)	(1,428,908)
Accumulated other comprehensive loss	(6,564)	(1,939)
Total shareholders’ equity	1,440,710	1,440,029
Noncontrolling interests	22,836	22,502
Total equity	1,463,546	1,462,531
Total liabilities and equity	$3,826,060	$3,808,403

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2016	2015
EARNINGS PER SHARE:

Basic:
Income from continuing operations attributable to common shareholders	$48,107	$30,142
Income from discontinued operations attributable to common shareholders	—	1,687
Net income attributable to common shareholders	$48,107	$31,829

Weighted-average number of common shares outstanding	232,642,803	232,525,675

Income per common share:
Income from continuing operations	$0.21	$0.13
Income from discontinued operations	—	0.01
Net income attributable to common shareholders	$0.21	$0.14

Diluted:
Income from continuing operations attributable to common shareholders - basic	$48,107	$30,142
Impact of assumed conversions	1,058	—
Income from continuing operations attributable to common shareholders	49,165	30,142
Income from discontinued operations attributable to common shareholders - basic	—	1,687
Impact of assumed conversions	—	—
Income from discontinued operations attributable to common shareholders	—	1,687
Net income attributable to common shareholders	$49,165	$31,829

Weighted-average common shares outstanding - basic	232,642,803	232,525,675
Effect of dilutive securities:
Share options	132,191	431,590
6.00% Convertible Guaranteed Notes	1,941,237	—
Non-vested shares	348,748	—
Operating Partnership Units	3,820,192	—
Weighted-average common shares outstanding	238,885,171	232,957,265

Income per common share:
Income from continuing operations	$0.21	$0.13
Income from discontinued operations	—	0.01
Net income attributable to common shareholders	$0.21	$0.14

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2016	2015
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income attributable to common shareholders	$48,107	$31,829
Adjustments:
Depreciation and amortization	41,193	38,922
Impairment charges - real estate	—	1,139
Noncontrolling interests - OP units	747	550
Amortization of leasing commissions	1,934	1,352
Joint venture and noncontrolling interest adjustment	236	321
Gains on sales of properties, net of tax, including non-consolidated entities	(22,343)	(1,725)
FFO available to common shareholders and unitholders - basic	69,874	72,388
Preferred dividends	1,572	1,572
Interest and amortization on 6.00% Convertible Notes	252	319
Amount allocated to participating securities	90	104
FFO available to common shareholders and unitholders - diluted	71,788	74,383
Debt satisfaction (gains) charges, net	162	(10,375)
Transaction costs/other	146	468
Company FFO available to common shareholders and unitholders - diluted	72,096	64,476

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(11,139)	(5,309)
Lease incentives	423	457
Amortization of below/above market leases	456	(621)
Lease termination payments, net	(2,749)	(806)
Non-cash interest, net	(382)	(635)
Non-cash charges, net	2,207	2,256
Tenant improvements	(720)	(1,081)
Lease costs	(1,230)	(1,420)
Company Funds Available for Distribution	$58,962	$57,317

Per Common Share and Unit Amounts
Basic:
FFO	$0.30	$0.31

Diluted:
FFO	$0.29	$0.30
Company FFO	$0.30	$0.26
Company FAD	$0.24	$0.23

Weighted-Average Common Shares:
Basic(3)	236,462,995	236,378,649
Diluted	243,595,741	244,045,197

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1 Lexington believes that Funds from Operations (“FFO”), which is not a measure under generally accepted accounting principles (“GAAP”), is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic. Lexington also presents FFO available to common shareholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted at the beginning of the period. Lexington also presents Company FFO which adjusts FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others. Company FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2 Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash interest, net, (6) non-cash charges, net, (7) cash paid for tenant improvements, and (8) cash paid for lease costs. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

3 Includes OP units other than OP units held by Lexington.

# # #

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LEXINGTON REALTY TRUST

2016 First Quarter Investment / Capital Recycling Summary

	PROPERTY INVESTMENTS

	Primary Tenant	Location		Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	Initial GAAP Yield	Month Closed	Primary Lease Expiration
1	FCA US LLC (1)	Detroit	MI	Industrial	$29,697	$2,204	7.4%	7.4%	January	10/2035
1	TOTAL PROPERTY INVESTMENT

	CAPITAL RECYCLING

	PROPERTY DISPOSITIONS (2)
	Primary Tenant (Guarantor)	Location		Property Type	Gross Sale Price ($000)	Annualized NOI (3) ($000)	Month of Disposition	% Leased	Gross Sale Price PSF
1	Parkway Chevrolet, Inc. (Jean W. Durdin) (4)	Tomball	TX	Specialty / Retail	$17,575	$1,459	February	100%	$228.02
2	Multi-Tenant / The Weiss Group, LLC	Palm Beach Gardens	FL	Multi-Tenant / Office	30,050	1,457	March	100%	264.61
3	AT&T Services, Inc.	Harrisburg	PA	Office	10,600	887	March	100%	120.84

3	TOTAL PROPERTY DISPOSITIONS				$58,225	$3,803

Footnotes

(1)	Formerly known as Chrysler Group LLC.
(2)	In addition, Lexington received $6.7 million in connection with the sale of a non-consolidated office property in Russellville, Arkansas. Also, Lexington sold a vacant parcel of land for $0.4 million.
(3)	4Q 2015 NOI annualized.
(4)	Gross sale price excludes mortgage defeasance costs of $0.3 million reimbursed by the purchaser.

13

LEXINGTON REALTY TRUST

BUILD-TO-SUIT PROJECTS

3/31/2016

	BUILD-TO-SUIT PROJECTED CONSTRUCTION FUNDING SCHEDULE (1)
	Location		Sq. Ft	Asset Type	Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	Investment balance as of 3/31/16 ($000)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion/ Acquisition Date	Estimated Initial Cash Yield	Estimated GAAP Yield
								Q2 2016	Q3 2016	Q3 2016	Q1 2017
1	Anderson	SC	1,325,000	Industrial	20	$70,012	$37,051	$27,226	$-	$-	$-	2Q16	5.9%	7.3%
2	Lake Jackson	TX	664,000	Office	20	166,164	63,278	20,000	60,000	20,000	-	4Q 16	7.3%	8.9%
3	Charlotte	NC	201,000	Office	15	62,445	14,968	10,700	12,155	12,155	12,155	1Q 17	8.3%	9.5%

3	TOTAL CONSOLIDATED BUILD-TO-SUIT PROJECTS (2)					$298,621	$115,297	$57,926	$72,155	$32,155	$12,155

1	Houston (3)	TX	274,000	Retail/Specialty	20	$86,491	$53,536	$15,098	$15,098	$-	$-	3Q 16	7.5%	7.5%

1	TOTAL NON-CONSOLIDATED BUILD-TO-SUIT PROJECTS					$86,491	$53,536	$15,098	$15,098	$-	$-

4	TOTAL BUILD-TO-SUIT PROJECTS					$385,112	$168,833	$73,024	$87,253	$32,155	$12,155

BUILD-TO-SUIT NOI (4)
	2011	2012	2013	2014	2015	1Q 2016
Net operating income ($000)	$1,156	$5,268	$11,920	$21,438	$27,462	$9,359

Footnotes

(1)	Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed or, if completed, will perform to Lexington's expectations.
(2)	Investment balance in accordance with GAAP included in investment in real estate under construction. Aggregate equity invested is $118.8 million.
(3)	Lexington has a 25% interest as of March 31, 2016. Lexington is providing construction financing up to $56.7 million to the joint venture, of which $23.6 million has been funded as of March 31, 2016. Estimated cash investments for the next 12 months are Lexington's estimated loan amounts. Lease contains annual CPI increases.
(4)	Net operating income generated from completed build-to-suit projects funded by Lexington beginning in 2010.

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LEXINGTON REALTY TRUST

2016 First Quarter Financing Summary

DEBT RETIRED

Location	Tenant (Guarantor)	Property Type	Face / Satisfaction ($000)	Fixed Rate	Maturity Date

Consolidated Mortgage Debt:
Tomball, Texas	Parkway Chevrolet, Inc. (Jean W. Durdin)	Specialty / Retail	$8,274	6.06%	11/2016

PROPERTY LEVEL FINANCING

Location	Primary Tenant	Property Type	Face ($000)	Fixed Rate	Maturity Date

Richmond, Virginia	McGuireWoods LLP	Office	$57,500	5.19%	02/2031

CORPORATE LEVEL DEBT

	Quarterly Activity, Net ($000)
Revolving Credit Facility	$30,000 repayment

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2016 First Quarter Leasing Summary

	LEASE EXTENSIONS

	Tenant	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office
1	Avnet, Inc.	Phoenix	AZ	02/2023	08/2026	176,402	$2,690	$2,203	$2,672	$2,697
2	Siemens Corporation	Milford	OH	09/2016	04/2026	221,215	2,455	2,486	2,682	2,318

2	Total office lease extensions					397,617	$5,145	$4,689	$5,354	$5,015

	Industrial / Multi-Tenant
1	Pierce Packaging Co.	Rockford	IL	12/2016	12/2019	93,000	$312	$307	$312	$307
2	Wirtgen America, Inc.	Antioch	TN	MTM	12/2016	73,500	210	201	210	201
3	Sears, Roebuck and Co. / Sears Logistics Services	Memphis	TN	02/2017	02/2027	780,000	1,592	1,592	1,694	1,694
4	Kraft Heinz Foods Company	Winchester	VA	05/2016	05/2021	344,700	1,362	1,306	1,421	1,289

4	Total industrial lease extensions					1,291,200	$3,476	$3,406	$3,637	$3,491

6	TOTAL EXTENDED LEASES					1,688,817	$8,621	$8,095	$8,991	$8,506

	NEW LEASES
	Tenant	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office / Multi-Tenant Office
1	Wayne Sadoyama	Honolulu	HI	QTQ	1,900	$36	$36
2	Drybar Holdings LLC	Philadelphia	PA	01/2027	1,975	103	103
3	Hagemeyer North America, Inc.	Charleston	SC	06/2019	20,424	378	378

3	TOTAL NEW LEASES				24,299	$517	$517

9	TOTAL NEW AND EXTENDED LEASES				1,713,116	$9,138	$9,508

	LEASE NON-RENEWALS (2)
	Tenant (Guarantor)	Location		Lease Expiration Date	Sq. Ft.	2015 Cash Rent ($000)	2015 GAAP Rent ($000)
	Office
1	Nextel of Texas, Inc. (Nextel Finance Company) (3)	Temple	TX	01/2016	54,683	$842	$451

1	TOTAL LEASE NON-RENEWAL

Footnotes

(1)	Assumes three months rent from the later of 4/1/16 or full lease commencement/extension, excluding free rent periods as applicable.
(2)	Excludes non-renewal space that was leased to new tenants.Excludes multi-tenant properties.
(3)	Property subject to non-recourse mortgage debt of $7.5 million currently in default.

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Other Revenue Data

3/31/2016

($000)

Other Revenue Data

	GAAP Rent
Asset Class	Three months ended
	3/31/16 (1)	3/31/16 Percentage	3/31/15 Percentage
Office	$51,557	50.3%	50.9%
Industrial	31,095	30.4%	24.0%
Land / Infrastructure	15,515	15.1%	15.3%
Multi-tenant	1,850	1.8%	6.3%
Retail/Specialty	2,432	2.4%	3.5%
	$102,449	100.0%	100.0%

	GAAP Rent
Credit Ratings (2)	Three months ended
	3/31/16 (1)	3/31/16 Percentage	3/31/15 Percentage
Investment Grade	$33,554	32.8%	36.9%
Non-Investment Grade	14,975	14.6%	14.0%
Unrated	53,920	52.6%	49.1%
	$102,449	100.0%	100.0%

Weighted-Average Lease Term - Cash Basis	As of 3/31/16	As of 3/31/15
	12.7 years	12.4 years

Weighted-Average Lease Term - Cash Basis - Adjusted (3)	As of 3/31/16	As of 3/31/15
	9.2 years	8.9 years

Rent Estimates for Current Assets
Year	Cash (4)	GAAP (4)	Projected Straight-line / GAAP Rent Adjustment
2016 - remaining	$266,532	$299,663	$(33,131)
2017	$338,605	$380,268	$(41,663)

Footnotes

(1)	Three months ended 3/31/2016 GAAP rent recognized for consolidated properties owned as of 3/31/2016.
(2)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.
(3)	Adjusted to reflect NY land leases to the first purchase option date.
(4)	Amounts assume (1) lease terms for non-cancellable periods only, (2) no new or renegotiated leases are entered into after 3/31/2016, and (3) no properties are sold or acquired after 3/31/2016.

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Other Revenue Data (Continued)

3/31/2016

($000)

Same-Store NOI (1)(2)	Actual		Adjusted (3)
	Three months ended March 31,		Three months ended March 31,
	2016	2015	2016	2015
Total Cash Base Rent	$79,357	$85,228	$79,357	$79,982
Tenant Reimbursements	6,676	7,369	6,676	7,369
Property Operating Expenses	(10,314)	(11,899)	(10,314)	(11,899)
Same-Store NOI	$75,719	$80,698	$75,719	$75,452

Change in Same-Store NOI	(6.2)%		0.4%

Same-Store Percent Leased (2)	As of 3/31/16	As of 3/31/15
	97.7%	97.5%

Lease Escalation Data (4)

Footnotes

(1)	NOI is on a consolidated cash basis for all consolidated properties except properties acquired/expanded and sold in 2016 and 2015 and excludes lease termination payments.
(2)	Adjusted for properties subject to secured mortgage loans in default as of 3/31/2016.
(3)	Total base rent was adjusted for two tenants that paid rent semi-annually in 2015. The 2015 base rents were adjusted to reflect rent as if it was paid monthly.
(4)	Based on three months consolidated cash base rents for single-tenant leases. Excludes parking operations and $3.8 million in step-down leases.

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Portfolio Detail By Asset Class

3/31/2016

( $000, except square footage)

Asset Class	YE 2013	YE 2014	YE 2015	1Q 2016

Office
% of ABR (1)	61.3%	51.4%	50.1%	50.3%
LTL (5)	26.8%	31.8%	23.4%	28.6%
STL (6)	73.2%	68.2%	76.6%	71.4%
Leased	99.0%	98.6%	99.6%	99.6%
Wtd. Avg. Lease Term (2)	7.2	7.4	7.2	7.2
Mortgage Debt	$692,460	$426,635	$329,696	$374,580
% Investment Grade (1)	57.2%	53.7%	48.7%	46.4%
Square Feet	15,316,875	13,264,134	12,847,877	12,632,799
Cash Base Rent	$214,774	$192,865	$183,249	$47,702

Industrial
% of ABR (1)	23.2%	23.0%	27.9%	30.4%
LTL (5)	35.2%	42.8%	43.1%	49.3%
STL (6)	64.8%	57.2%	56.9%	50.7%
Leased	99.8%	99.7%	99.6%	99.6%
Wtd. Avg. Lease Term (2)	7.2	7.9	9.5	9.6
Mortgage Debt	$206,209	$177,951	$292,293	$290,530
% Investment Grade (1)	34.1%	29.3%	30.3%	27.3%
Square Feet	21,473,994	22,612,691	25,561,136	25,751,139
Cash Base Rent	$84,039	$89,991	$105,032	$31,629

Land/Infrastructure
% of ABR (1)	4.9%	14.3%	16.0%	15.1%
LTL (5)	100.0%	100.0%	100.0%	100.0%
STL (6)	0.0%	0.0%	0.0%	0.0%
Leased	100.0%	100.0%	100.0%	100.0%
Wtd. Avg. Lease Term (2)	72.7	73.1	70.3	70.2
Wtd. Avg. Lease Term Adjusted (3)	23.7	22.8	22.8	23.3
Mortgage Debt	$213,500	$213,475	$242,494	$242,419
% Investment Grade (1)	0.2%	0.4%	0.4%	3.8%
Cash Base Rent	$9,259	$22,717	$25,651	$6,621

Multi-Tenant
% of ABR (1)	7.9%	8.7%	3.0%	1.8%
Leased	66.4%	53.9%	44.1%	41.6%
Wtd. Avg. Lease Term (2)	7.0	6.9	3.4	3.3
Mortgage Debt	$71,754	$116,763	$14,118	$21,581
% Investment Grade (1)	34.5%	19.3%	36.9%	5.5%
Square Feet	2,259,189	2,414,889	2,301,864	2,315,599
Cash Base Rent	$27,941	$34,458	$11,425	$1,879

Retail/Specialty
% of ABR (1)	2.7%	2.6%	3.0%	2.4%
LTL (5)	21.0%	28.1%	34.7%	27.8%
STL (6)	79.0%	71.9%	65.3%	72.2%
Leased	98.5%	94.3%	97.9%	97.8%
Wtd. Avg. Lease Term (2)	7.2	9.1	8.4	7.7
Mortgage Debt	$13,566	$13,170	$12,724	$4,320
% Investment Grade (1)	18.7%	22.4%	16.4%	20.0%
Square Feet	1,489,267	1,447,724	1,395,517	1,318,441
Cash Base Rent	$7,947	$8,948	$9,557	$1,624

Loans Receivable	$99,443	$105,635	$95,871	$95,770
Construction in progress (4)	$78,656	$121,184	$103,954	$117,261

Footnotes

(1)	Percentage of GAAP rent.
(2)	Cash basis.
(3)	Cash basis adjusted to reflect NY land leases to the first purchase option date.
(4)	Includes development classified as real estate under construction on a consolidated basis.
(5)	Long-term leases ("LTL") are defined as leases having a term of ten years or longer.
(6)	Short-term leases ("STL") are defined as leases having a term of less than ten years.

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LEXINGTON REALTY TRUST

Portfolio Composition

3/31/2016

Footnotes

(1)	Based on gross book value of real estate assets, real estate under construction, and loans receivable as of 3/31/2016.
(2)	Based on three months GAAP rent as of 3/31/2016.

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Components of Net Asset Value

3/31/2016

($000)

The purpose of providing the following information is to enable readers to derive their own estimate of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties three month cash net operating income (NOI) (1)
Office	$45,606
Industrial	29,712
Land/ Infrastructure	6,604
Multi-Tenant	815
Retail/Specialty	1,930
Total Net Operating Income	$84,667

Lexington's share of non-consolidated three month NOI (1)
Office	$263
Retail/Specialty	300
$563
Other income
Advisory fees	$277

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets	$89,242

Add other assets:
Assets held for sale	$10,147
Loans receivable	95,770
Development investment at cost incurred	152,263
Cash and cash equivalents	80,894
Restricted cash	42,830
Accounts receivable, net	20,094
Other assets	18,176
Total other assets	$420,174

Liabilities:
Corporate level debt (face amount)	$1,293,520
Mortgages and notes payable (face amount)	933,430
Dividends payable	45,673
Accounts payable, accrued expenses and other liabilities	70,217
Preferred stock, at liquidation value	96,770
Lexington's share of non-consolidated mortgages	8,561
Total deductions	$2,448,171

Common shares & OP units at 3/31/2016	238,829,931

Footnotes

(1)	Three months ended March 31, 2016 Cash NOI for the existing property portfolio excludes straight-line income, other GAAP adjustments, minority interests' share of NOI and NOI related to assets undervalued by a capitalized NOI method. Assets undervalued by a capitalized NOI method are identified generally by occupancies under 70%. For assets in this category an NOI capitalization approach is not appropriate and accordingly the company's net book value has been used. NOI has been adjusted for acquisitions, divestitures, and changes in occupancy during the period, as applicable.

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Top Markets

3/31/2016

	Core Based Statistical Area (2)	Percent of GAAP Rent as of 3/31/16 (1)
1	New York-Northern New Jersey-Long Island, NY-NJ-PA	15.6%
2	Houston-Sugar Land-Baytown, TX	6.8%
3	Dallas-Fort Worth-Arlington, TX	6.5%
4	Memphis, TN-MS-AR	4.3%
5	Kansas City, MO-KS	3.6%
6	Phoenix-Mesa-Scottsdale, AZ	3.6%
7	Kennewick-Pasco-Richland, WA	3.2%
8	Richmond, VA	3.0%
9	Detroit-Warren-Livonia, MI	2.7%
10	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.1%
11	Denver-Aurora, CO	2.1%
12	Indianapolis-Carmel, IN	2.0%
13	Columbus, OH	1.8%
14	Las Vegas-Paradise, NV	1.7%
15	San Jose-Sunnyvale-Santa Clara, CA	1.6%
16	Charlotte-Gastonia-Rock Hill, NC-SC	1.6%
17	Jackson, MS	1.5%
18	Chicago-Naperville-Joliet, IL-IN-WI	1.5%
19	Orlando-Kissimmee, FL	1.3%
20	Atlanta-Sandy Springs-Marietta, GA	1.3%
	Total Top Markets (3)	67.8%

Footnotes

(1)	Three months ended 3/31/2016 GAAP rent recognized for consolidated properties owned as of 3/31/2016.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

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Single-Tenant Office Markets

3/31/2016

Footnotes

(1)	Three months ended 3/31/2016 GAAP rent recognized for consolidated office properties owned as of 3/31/2016.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

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Tenant Industry Diversification

3/31/2016

Footnotes

(1)	Three months ended 3/31/2016 GAAP rent recognized for consolidated properties owned as of 3/31/2016.

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LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

3/31/2016

Top 10 Tenants or Guarantors - Cash Basis
Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	Cash Rent as of 3/31/2016 ($000) (1)	Percent of Cash Rent as of 3/31/2016 ($000) (1) (2)
FedEx Corporation / Federal Express Corporation	3	787,829	1.9%	$3,153	3.5%
Preferred Freezer Services of Richland, LLC (Preferred Freezer Services, LLC & Preferred Freezer Services Operating, LLC)	1	456,412	1.1%	2,698	3.0%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	4.9%	2,555	2.9%
Nissan North America, Inc.	2	1,691,049	4.0%	2,337	2.6%
Heidelberg Americas, Inc. (Heidelberg Druckmaschinen AG) (4)	1	500,500	1.2%	2,167	2.4%
United States of America	3	398,214	0.9%	2,159	2.4%
Swiss Re America Holding Corporation / Westport Insurance Corporation / Swiss Re Management (US) Corporation	2	476,123	1.1%	1,903	2.1%
Xerox Corporation	1	202,000	0.5%	1,767	2.0%
Michelin North America, Inc.	3	2,503,916	5.9%	1,766	2.0%
Morgan, Lewis and Bockius LLP	1	289,432	0.7%	1,764	2.0%
	24	9,358,834	22.2%	$22,269	24.9%

Top 10 Tenants or Guarantors - GAAP Basis
Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Rent as of 3/31/2016 ($000) (3)	Percent of GAAP Rent as of 3/31/2016 ($000) (3) (2)
SM Ascott LLC	1	-	0.0%	$4,343	4.2%
FC-Canal Ground Tenant LLC	1	-	0.0%	3,722	3.6%
AL-Stone Ground Tenant LLC	1	-	0.0%	3,397	3.3%
Preferred Freezer Services of Richland, LLC (Preferred Freezer Services, LLC & Preferred Freezer Services Operating, LLC)	1	456,412	1.1%	3,283	3.2%
FedEx Corporation / Federal Express Corporation	3	787,829	1.9%	3,224	3.1%
United States of America	3	398,214	0.9%	2,710	2.6%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	4.9%	2,485	2.4%
Nissan North America, Inc.	2	1,691,049	4.0%	2,406	2.3%
Swiss Re America Holding Corporation / Westport Insurance Corporation / Swiss Re Management (US) Corporation	2	476,123	1.1%	1,910	1.9%
McGuireWoods LLP	1	224,537	0.5%	1,796	1.8%
	22	6,087,523	14.4%	$29,276	28.6%

Footnotes

(1)	Three months ended 3/31/2016 cash rent recognized for consolidated properties owned as of 3/31/2016.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Three months ended 3/31/2016 GAAP rent recognized for consolidated properties owned as of 3/31/2016.
(4)	Tenant pays rent semi-annually in uneven amounts.

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LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

3/31/2016

($000)

Year	Number of Leases Expiring	GAAP Rent as of 3/31/2016	Percent of GAAP Rent as of 3/31/2016	Percent of GAAP Rent as of 3/31/2015
2016 - remaining	7	$2,404	2.4%	4.3%
2017	18	7,286	7.3%	5.5%
2018	30	5,956	6.0%	6.9%
2019	22	7,644	7.6%	7.9%
2020	15	5,645	5.6%	7.6%
2021	13	6,217	6.2%	5.7%
2022	7	3,159	3.2%	3.4%
2023	6	2,896	2.9%	3.8%
2024	8	3,056	3.1%	3.7%
2025	19	8,152	8.2%	11.0%
Thereafter	69	47,505	47.5%	36.9%

Total (1)	214	$99,920	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

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LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Properties GAAP Basis

3/31/2016

($000)

Year	Number of Leases Expiring	GAAP Rent as of 3/31/2016	Percent of GAAP Rent as of 3/31/2016
2016 - remaining	39	$2,629	2.6%
2017	28	7,405	7.3%
2018	35	6,476	6.4%
2019	25	7,883	7.7%
2020	16	5,671	5.6%
2021	17	6,834	6.7%
2022	7	3,159	3.1%
2023	6	2,896	2.8%
2024	8	3,056	3.0%
2025	20	8,255	8.1%
Thereafter	69	47,505	46.7%

Total (1)	270	$101,769	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include parking operations.

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Property Leases and Vacancies - Consolidated Portfolio - 3/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2016 ($000) (2)	GAAP Rent as of 3/31/2016 ($000) (3)	3/31/2016 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
2016	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	114,489	393	506	18,373	07/2016
	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	278,759	377	406	-	-
	7/8/2016	1460 Tobias Gadsen Blvd.	Charleston	SC	13	Hagemeyer North America, Inc.	29,652	129	296	7,161	02/2021
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation (Nextel Finance Company)	60,200	304	304	5,479	04/2016
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	37,229	130	125	3,537	01/2017
2017	1/31/2017	10300 Kincaid Dr.	Fishers	IN	16	Roche Diagnostics Operations, Inc.	193,000	893	1,374	-	-
		1311 Broadfield Blvd.	Houston	TX	5	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	155,040	659	1,454	-	-
	3/31/2017	1701 Market St.	Philadelphia	PA	—	Car-Tel Communications, Inc.	1,220	14	14	-	-
	6/30/2017	10419 North 30th St.	Tampa	FL	9	Time Customer Service, Inc. (Time Incorporated)	132,981	380	299	-	-
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	Arrow Electronics, Inc.	128,500	691	758	-	-
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	70,100	270	265	-	-
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	27,189	97	80	-	-
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	142,500	502	467	-	-
	12/1/2017	800 East Canal St.	Richmond	VA	—	CRG-Richmond Tenant, LLC	51,450	177	177	-	-
2018	1/31/2018	820 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	78,895	273	289	-	-
	2/28/2018	850-950 Warrenville Rd.	Lisle	IL	—	Flexible Steel Lacing Company, d/b/a Flexco, Inc.	7,535	36	36	-	-
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	159,644	908	851	-	-
	5/31/2018	8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	43,396	220	196	-	-
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	44,400	129	127	-	-
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	42,770	78	32	-	-
	8/31/2018	2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics Inc.	20,203	45	45	-	-
		3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	62,218	332	238	-	-
	9/30/2018	1701 Market St.	Philadelphia	PA	—	CBC Restaurant Corp.	8,070	56	53	-	-
	10/31/2018	3943 Denny Ave.	Pascagoula	MS	—	Huntington Ingalls Incorporated	94,841	148	148	-	-
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation / Swiss Re Management (US) Corporation	320,198	1,306	1,313	33,977	05/2019
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	77,484	435	367	-	-
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation / Swiss Re Management (US) Corporation	155,925	597	597	16,196	05/2019
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	521,286	1,754	1,753	-	-
	6/30/2019	1460 Tobias Gadsen Blvd.	Charleston	SC	—	Hagemeyer North America, Inc.	20,424	89	204	-	-
		3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	77,484	356	276	9,213	08/2019
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	252,300	475	475	-	-
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	390,100	1,190	1,135	19,911	07/2019
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	—	John Wiley & Sons, Inc.	123,416	571	567	-	-
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	77,484	364	286	9,362	12/2019
	12/31/2019	400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	100,632	253	251	-	-
		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University / James J. Benes & Associates, Inc.	91,879	387	391	9,406	06/2016
2020	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Canon Solutions America, Inc. (Oce - USA Holding, Inc.)	143,290	596	561	19,559	02/2020
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	CaremarkPCS, L.L.C.	59,748	187	193	-	-
	6/30/2020	3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile West Corporation	75,016	234	247	-	-
	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	132,617	436	415	-	-
	8/31/2020	133 First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	361	287	8,777	10/2020
	9/30/2020	600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,155	417	439	-	-
		9200 South Park Center Loop	Orlando	FL	—	Zenith Education Group, Inc. (ECMC Group, Inc.)	59,927	286	284	9,433	02/2017
		550 International Parkway	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,920	420	441	-	-
	10/31/2020	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	36,311	59	59	-	-
2021	1/31/2021	1701 Market St.	Philadelphia	PA	—	Morgan, Lewis & Bockius LLP	289,432	1,085	1,074	-	-

28

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Property Leases and Vacancies - Consolidated Portfolio - 3/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2016 ($000) (2)	GAAP Rent as of 3/31/2016 ($000) (3)	3/31/2016 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
	4/30/2021	11511 Luna Rd.	Farmers Branch	TX	11	International Business Machines Corporation	66,018	227	291	-	-
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	157,511	943	943	16,198	01/2021
		2050 Roanoke Rd.	Westlake	TX	18	TD Auto Finance LLC / Charles Schwab & Co, Inc.	130,199	289	651	-	-
	8/31/2021	333 Three D Systems Cir.	Rock Hill	SC	—	3D Systems Corporation	80,028	167	172	-	-
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	123,734	633	582	13,581	11/2021
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	99,057	564	546	-	-
2022	1/31/2022	26210 and 26220 Enterprise Ct.	Lake Forest	CA	7	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	100,012	345	300	-	-
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	DA Nanomaterials L.L.C./ Air Products and Chemicals, Inc.	95,133	406	427	-	-
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	28,591	140	140	-	-
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	130,000	540	466	-	-
	12/31/2022	147 Milk St.	Boston	MA	—	Atrius Health, Inc.	52,337	425	415	12,241	12/2018
		231 N. Martingale Rd.	Schaumburg	IL	—	CEC Educational Services, LLC (Career Education Corporation)	317,198	1,100	1,076	-	-
2023	2/28/2023	1315 West Century Dr.	Louisville	CO	—	Rogue Wave Software, Inc.	20,000	23	37	-	-
	3/31/2023	8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	225,049	904	856	-	-
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	202,000	1,767	1,661	47,225	12/2023
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	32,000	137	143	-	-
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,083	460	489	-	-
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,218	460	506	-	-
	8/31/2024	10475 Crosspoint Blvd.	Indianapolis	IN	—	RGN-Indianapolis I, LLC	14,236	73	73	-	-
	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	84,404	286	314	-	-
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	180,230	401	422	-	-
2025	1/31/2025	1401 Nolan Ryan Expy.	Arlington	TX	—	Triumph Aerostructures, LLC (Triumph Group, Inc.)	111,409	418	405	-	-
	2/28/2025	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	247,254	747	701	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	—	Cyient, Inc. (Infotech Enterprise Limited)	13,590	51	49	-	-
	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	292,700	768	742	-	-
	3/31/2025	2706 Media Center Dr.	Los Angeles	CA	—	Bank of America, National Association	62,323	211	228	-	-
	5/31/2025	1701 Market St.	Philadelphia	PA	—	TruMark Financial Credit Union	2,641	59	59	-	-
	6/30/2025	2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	111,911	332	355	-	-
	9/30/2025	10001 Richmond Ave.	Houston	TX	—	Schlumberger Holdings Corp.	554,385	1,317	1,510	-	-
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	85,200	292	292	7,560	04/2016
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	60,000	282	282	7,140	04/2016
		4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP	138,443	532	556	-	-
2026	3/31/2026	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	97,000	140	277	-	-
	4/30/2026	2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	221,215	622	618	-	-
		800 East Canal St.	Richmond	VA	—	Richmond Belly Ventures, LLC (David Duke, Lauren Duke, Terrence Kee, Cara Kee and John Bokel)	2,568	-	-	-	-
	8/31/2026	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	176,402	551	669	-	-
	11/30/2026	500 Kinetic Dr.	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	68,693	272	317	6,500	02/2017
	12/29/2026	5500 New Albany Rd.	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	104,807	411	434	-	-
2027	1/31/2027	1701 Market St.	Philadelphia	PA	—	Drybar Holdings LLC	1,975	-	-	-	-
	4/30/2027	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	86,877	297	322	-	-
	6/30/2027	3902 Gene Field Rd.	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	98,849	455	498	-	-
	7/6/2027	2221 Schrock Rd.	Columbus	OH	—	MS Consultants, Inc.	42,290	149	160	-	-
	8/7/2027	25 Lakeview Dr.	Jessup	PA	—	TMG Health, Inc.	150,000	507	625	-	-
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	169,585	1,087	1,525	36,251	11/2027
	11/30/2027	1700 Millrace Dr.	Eugene	OR	10	Oregon Research Institute / Educational Policy Improvement Center	80,011	432	521	-	-
	12/31/2027	333 Mt. Hope Ave.	Rockaway	NJ	—	Atlantic Health System, Inc.	92,326	329	299	-	-

29

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2016 ($000) (2)	GAAP Rent as of 3/31/2016 ($000) (3)	3/31/2016 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
2028	4/30/2028	9655 Maroon Cir.	Englewood	CO	—	TriZetto Corporation	166,912	879	961	-	-
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	282,000	772	1,063	-	-
	3/31/2029	2800 High Meadow Cir.	Auburn Hills	MI	—	Faurecia USA Holdings, Inc.	278,000	781	887	-	-
2030	7/31/2030	3940 South Teller St.	Lakewood	CO	—	Addenbrooke Classical Academy	68,165	96	87	-	-
	8/31/2030	800 East Canal St.	Richmond	VA	—	McGuireWoods LLP	224,537	1,623	1,796	57,500	02/2031
	9/30/2030	800 East Canal St.	Richmond	VA	—	CCA Industries, Inc. (The Riverstone Group, LLC),	25,707	164	173	-	-
2031	1/10/2031	810 Gears Rd.	Houston	TX	—	United States of America	68,985	164	334	-	-
	3/1/2031	800 East Canal St.	Richmond	VA	—	Towne Bank	26,047	54	252	-	-
2032	10/31/2032	143 Diamond Ave.	Parachute	CO	—	Encana Oil and Gas (USA) Inc. (Alenco Inc.)	49,024	274	321	-	-
	12/31/2032	3030 North 3rd St.	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	252,400	1,034	1,264	-	-
2033	11/30/2033	1331 Capitol Ave.	Omaha	NE	—	The Gavilon Group, LLC	127,810	721	828	-	-
	12/31/2033	3000 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	17,000	126	126	-	-
		2910 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	2,500	14	14	-	-
		2950 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	8,000	40	40	-	-
		19311 SH 249	Houston	TX	—	BluePearl Holdings, LLC	12,622	56	56	-	-
2039	3/31/2039	854 Paragon Way	Rock Hill	SC	—	Physicians Choice Laboratory Services, LLC	104,497	472	464	-	-
2088	8/8/2088	800 East Canal St.	Richmond	VA	—	The City of Richmond, Virginia	-	103	103	-	-
N/A	N/A	1701 Market St.	Philadelphia	PA	—	Parking Operations	-	679	679	-	-
	Vacancy	10475 Crosspoint Blvd.	Indianapolis	IN	—	(Available for Lease)	3,764	-	-	-	-
		1701 Market St.	Philadelphia	PA	—	(Available for Lease)	699	-	-	-	-
		810 Gears Rd.	Houston	TX	—	(Available for Lease)	9,910	-	-	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	—	(Available for Lease)	36,809	-	-	-	-
OFFICE TOTAL/WEIGHTED AVERAGE						99.6% Leased	12,632,799	47,702	51,557	374,580

30

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	Cash Rent as of 3/31/2016 ($000) (2)	GAAP Rent as of 3/31/2016 ($000) (3)	3/31/2016 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
2016	7/31/2016	7111 Crabb Rd.	Temperance	MI	—	Michelin North America, Inc.	744,570	571	571	-	-
	12/31/2016	2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	300,500	207	196	5,766	09/2016
2017	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	405,000	658	513	-	-
	5/31/2017	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	250,410	139	139	-	-
		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	400,522	222	222	-	-
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	330,988	322	291	9,014	06/2017
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	244,851	286	272	-	-
	10/31/2017	43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	290,133	345	369	-	-
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	639,800	513	479	-	-
2018	6/30/2018	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc.	196,946	209	215	-	-
		1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	772,450	337	336	-	-
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	221,833	256	256	-	-
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	246,508	210	174	-	-
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	289,330	184	184	-	-
		749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	150,000	131	118	-	-
2019	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	649,250	704	653	17,546	09/2019
	12/31/2019	2415 US Hwy. 78 East	Moody	AL	—	Michelin North America, Inc.	595,346	348	352	-	-
		3686 South Central Ave.	Rockford	IL	—	Pierce Packaging Co.	93,000	77	77	-	-
2020	1/31/2020	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1,164,000	847	847	-	-
	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	335,610	850	850	-	-
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	133,221	300	238	7,596	12/2020
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	229,605	321	309	-	-
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	107,400	110	102	-	-
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	443,380	299	373	-	-
2021	3/31/2021	2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	205,016	127	196	-	-
	5/31/2021	291 Park Center Dr.	Winchester	VA	—	Kraft Heinz Foods Company	344,700	326	346	-	-
		477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	126,213	206	187	-	-
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	701,819	423	453	-	-
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	150,945	507	437	-	-
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	423,280	348	339	-	-
2022	3/31/2022	5417 Campus Dr.	Shreveport	LA	—	The Tire Rack, Inc.	257,849	319	335	-	-
2023	2/28/2023	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Aftermarket Inc. (MAHLE Industries, Incorporated)	268,104	232	226	-	-
	12/31/2023	1601 Pratt Ave.	Marshall	MI	—	Autocam Corporation	58,707	77	77	-	-
2024	4/30/2024	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	993,685	491	450	4,468	04/2019
	5/31/2024	901 East Bingen Point Way	Bingen	WA	—	The Boeing Company	124,539	632	659	-	-
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	336,350	336	336	-	-
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	424,904	422	422	-	-
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	211,598	302	302	-	-
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	167,770	134	134	-	-
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	539,592	710	710	-	-
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Boral Stone Products LLC (Boral Limited)	420,597	565	416	8,570	08/2025
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	458,000	525	515	15,230	09/2016
	12/31/2025	1700 47th Ave North	Minneapolis	MN	—	Owens Corning Roofing and Asphalt, LLC	18,620	138	138	-	-
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	500,500	2,167	634	-	-
	3/31/2026	633 Garrett Pkwy.	Lewisburg	TN	—	Calsonic Kansei North America, Inc.	310,000	299	322	-	-
	6/30/2026	351 Chamber Dr.	Chillicothe	OH	—	The Kitchen Collection, Inc.	475,218	270	290	-	-
	9/30/2026	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	222,200	144	144	-	-

31

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	Cash Rent as of 3/31/2016 ($000) (2)	GAAP Rent as of 3/31/2016 ($000) (3)	3/31/2016 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	646,000	532	541	19,000	07/2017
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	241,977	278	287	-	-
		736 Addison Rd.	Erwin	NY	—	Corning Property Management Corporation	408,000	334	308	7,742	10/2018
2027	2/28/2027	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	780,000	398	424	-	-
		554 Nissan Pkwy.	Canton	MS	—	Nissan North America, Inc.	1,466,000	1,433	1,550	-	-
	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	20	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	159,000	267	251	-	-
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	264,598	195	203	-	-
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (FedEx Corporation)	140,330	1,193	1,284	48,450	03/2028
	8/31/2028	1420 Greenwood Rd.	McDonough	GA	19	Americold Logistics, LLC / United States Cold Storage, Inc	296,972	680	529	22,148	11/2017
2029	11/24/2029	318 Pappy Dunn Blvd.	Anniston	AL	—	International Automotive Components Group North America, Inc.	276,782	399	435	-	-
2030	3/31/2030	549 Wingo Rd.	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	855,878	975	1,106	15,000	06/2016
	5/31/2030	3301 Stagecoach Rd. NE	Thomson	GA	—	Hollander Sleep Products, LLC (Hollander Home Fashions Holdings)	208,000	209	232	-	-
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	673,518	579	650	-	-
2033	10/31/2033	1001 Innovation Rd.	Rantoul	IL	—	Easton-Bell Sports, Inc.	813,126	886	1,037	-	-
2034	9/30/2034	5625 North Sloan Ln.	North Las Vegas	NV	—	Nicholas and Co., Inc.	180,235	546	639	-	-
2035	3/31/2035	7007 F.M. 362	Brookshire	TX	—	Orizon Industries, Inc. (Spitzer Industries, Inc.)	262,095	393	478	-	-
		13863 Industrial Rd.	Houston	TX	—	Curtis Kelly, Inc. (Spitzer Industries, Inc.)	187,800	501	609	-	-
	6/30/2035	111 West Oakview Pkwy.	Oak Creek	WI	—	Stella & Chewy's, LLC	164,007	466	524	-	-
	8/31/2035	2800 Polar Way	Richland	WA	21	Preferred Freezer Services of Richland, LLC (Preferred Freezer Services, LLC & Preferred Freezer Services Operating, LLC)	456,412	2,698	3,283	110,000	01/2026
	10/22/2035	2860 Clark St.	Detroit	MI	—	FCA US LLC (f/k/a Chrysler Group LLC)	190,003	521	521	-	-
N/A	Vacancy	324 Industrial Park Rd.	Franklin	NC	—	(Available for Lease)	72,868	-	-	-	-
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	32,679	-	-	-	-
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.6% Leased	25,751,139	31,629	31,095	290,530

32

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2016 ($000) (2)	GAAP Rent as of 3/31/2016 ($000) (3)	3/31/2016 Debt Balance ($000)	Debt Maturity
LAND AND INFRASTRUCTURE PROPERTIES
2029	1/31/2029	175 Holt Garrison Pkwy.	Danville	VA	—	Home Depot USA, Inc.	-	65	54	-	-
2032	4/30/2032	13930 Pike Rd.	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	-	464	531	-	-
2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	132,449	1,375	1,693	-	-
2048	12/31/2048	30 Light St	Baltimore	MD	—	30 Charm City, LLC	-	75	75	-	-
2055	1/31/2055	499 Derbyshire Dr.	Venice	FL	—	Littlestone Brotherhood LLC	31,180	320	477	-	-
2112	8/31/2112	201-215 N. Charles St.	Baltimore	MD	—	201 NC Leasehold LLC	-	68	68	-	-
	10/31/2112	350 and 370-372 Canal St.	New York	NY	—	FC-Canal Ground Tenant LLC	-	1,257	3,722	69,241	01/2027
		309-313 West 39th St.	New York	NY	—	SM Ascott LLC	-	1,467	4,343	80,789	01/2027
		8-12 Stone St.	New York	NY	—	AL-Stone Ground Tenant LLC	-	1,147	3,397	63,196	01/2027
2113	10/31/2113	15 West 45th St.	New York	NY	7	ZE-45 Ground Tenant LLC	-	383	1,155	29,193	01/2025
LAND AND INFRASTRUCTURE TOTAL/WEIGHTED AVERAGE						100.0% Leased	163,629	6,621	15,515	242,419

33

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant	Sq.Ft.	Percentage Leased	Cash Rent as of 3/31/2016 ($000) (2)	GAAP Rent as of 3/31/2016 ($000) (3)	3/31/2016 Debt Balance ($000)	Debt Maturity
MULTI-TENANT PROPERTIES (8,14)
Various	Various	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	138,940	92%	521	580	-	-
		1501 Nolan Ryan Expy.	Arlington	TX	4	Multi-Tenant	74,739	0%	-	-	-	-
		1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	108,800	49%	273	202	7,463	01/2016
		2210 Enterprise Dr.	Florence	SC	11	Caliber Funding, LLC	176,557	21%	194	182	-	-
		26555 Northwestern Pkwy.	Southfield	MI	—	Multi-Tenant	359,645	0%	-	-	-	-
		275 Technology Dr.	Canonsburg	PA	—	Multi-Tenant	107,872	0%	-	-	-	-
		33 Commercial St.	Foxborough	MA	—	Multi-Tenant	160,719	5%	37	37	-	-
		3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	51,067	50%	108	101	-	-
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	674,528	98%	562	564	-	-
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Multi-Tenant	115,558	0%	-	-	14,118	03/2016
		700 Oakmont Ln.	Westmont	IL	—	Multi-Tenant	269,715	0%	-	-	-	-
		King St./1042 Fort St. Mall	Honolulu	HI	—	Multi-Tenant	77,459	62%	184	184	-	-
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						41.6% Leased	2,315,599		$1,879	$1,850	$21,581

34

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2016 ($000) (2)	GAAP Rent as of 3/31/2016 ($000) (3)	3/31/2016 Debt Balance ($000)	Debt Maturity
RETAIL/SPECIALTY PROPERTIES
2017	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	42,130	32	32	-	-
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	13,924	119	81	-	-
2018	2/26/2018	4831 Whipple Ave., NW	Canton	OH	—	Best Buy Co., Inc.	46,350	116	116	-	-
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	23,000	35	35	-	-
		2411 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	23,000	41	41	-	-
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	31,170	40	42	-	-
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	23,767	20	20	-	-
	10/31/2018	130 Midland Ave.	Port Chester	NY	—	St Anthony Supermarket Corp. (Anthony Pena, Marina Pena, Anthony Corona, Robert Corona)	59,613	115	244	-	-
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	28,721	48	48	-	-
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	94,970	11	82	465	07/2018
		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	107,210	12	188	528	07/2018
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	120,727	18	120	779	07/2018
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	107,489	19	139	828	07/2018
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	193,193	27	183	1,173	07/2018
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	90,933	13	87	547	07/2018
2019	3/31/2019	B.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	30,757	46	47	-	-
	12/31/2019	1066 Main St.	Forest Park	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,859	50	50	-	-
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, N.A. (Bank of America Corporation)	5,704	24	24	-	-
		201 West Main St.	Cumming	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,208	50	50	-	-
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	6,260	28	28	-	-
		4545 Chamblee – Dunwoody Rd.	Dunwoody	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,565	22	22	-	-
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,894	19	19	-	-
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	3,900	20	20	-	-
2023	2/28/2023	733 East Main St.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	34,555	40	39	-	-
2026	5/31/2026	6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	43,123	59	59	-	-
2028	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	35,459	162	162	-	-
	11/30/2028	832 N. Westover Blvd .	Albany	GA	—	Gander Mountain Company	45,554	157	173	-	-
2043	2/28/2043	1237 W. Sherman Ave.	Vineland	NJ	—	HealthSouth Rehabilitation Hospital of South Jersey, LLC (HealthSouth Corporation)	39,287	281	281	-	-
N/A	Vacancy	1084 East Second St.	Franklin	OH	—	(Available for Lease)	29,119	-	-	-	-
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						97.8% Leased	1,318,441	1,624	2,432	4,320

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						96.4% Leased (17)	42,181,607	89,455	102,449	933,430

Footnotes

1	Square foot leased or available.
2	Three months ended 3/31/2016 cash rent.
3	Three months ended 3/31/2016 GAAP rent.
4	Subsequent to 3/31/2016, Lexington entered into a 10-year lease for the entire space.
5	Tenant terminated its lease effective 1/31/2017 for a cash payment of $3.5 million received in 2015.
6	Lexington has a 71.1% interest in this property.
7	Property sold subsequent to 3/31/2016.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Tenant terminated its lease effective 6/30/2017 for a cash payment of $0.4 million received in 2015.
10	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	21,365 square feet is leased to 7/31/2025.
13	Tenant terminated its lease effective 7/8/2016 for a cash payment of $1.5 million received in 2015.
14	The multi-tenanted properties incurred approximately $1.5 million in operating expenses, net for the three months ended 3/31/2016.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Tenant terminated its lease effective 1/31/2017 for a cash payment of $2.0 million received in July 2015 and an additional $2.0 million is due in 2017.
17	Consolidated portfolio is 96.7% leased, excluding properties owned subject to mortgages in default.
18	TD Auto Finance LLC lease rent terminated effective 2/29/2016 for a payment of $7.7 million was paid in April 2016. New lease with Charles Schwab & Co. Inc. commenced 3/1/2016.
19	Americold Logistics, LLC lease terminated effective 4/15/2016 for $1.0 million to be paid over an 18 month period. New lease with United States Cold Storage, Inc. commenced 4/16/2016.
20	Tenant exercised purchase option for $13.6 million. Property classified as held for sale.
21	ConAgra Foods, Inc. provides credit support.

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LEXINGTON REALTY TRUST

Select Credit Metrics Summary

	3/31/2015		3/31/2016

Company FFO Payout Ratio	65.4%		56.7%

Unencumbered Assets (1)	$3.20 billion		$3.20 billion

Unencumbered NOI	68.4%		67.0%

(Debt + Preferred) / Gross Assets	44.1%		45.5%

Debt/Gross Assets	42.2%		43.6%

Market Cap Leverage	46.7%		50.6%

Secured Debt / Gross Assets	17.7%		18.3%

Net Debt / EBITDA (3)	6.5	x	6.5	x

(Net Debt + Preferred) / EBITDA (3)	6.8	x	6.8	x

Credit Facilities Availability (2)	$294.9 million		$253.0 million

Development / Gross Assets	2.9%		2.3%

EBITDA / Revenue (3)	75.3%		75.7%

EBITDA / (PrefDiv + Interest Expense) (3)	3.4	x	3.6	x

(JV + Advisory Income) / Revenues	0.5%		0.6%

Footnotes

(1)	Includes loans receivable.
(2)	Subject to covenant compliance.
(3)	EBITDA is defined as GAAP net income (loss) adjusted for (i) interest expense, (ii) income tax expense (benefit), (iii) depreciation and amortization, (iv) gains and impairments relating to assets, (v) debt satisfaction charges (gains), (vi) the impact of straight-line rent on contractual lease terms, excluding tenant lease termination adjustments, (vii) above and below market lease amortization, (viii) non-cash charges and gains, (ix) minority interests, net, (x) equity in earnings of non-consolidated entities, and (xi) our share of EBITDA for non-consolidated entities calculated in the same manner.

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Historical Credit Metrics Summary

	2011		2012		2013		2014		2015

Company FFO Payout Ratio	48.5%		56.1%		60.3%		60.8%		61.8%

Unencumbered Assets (1)(2)	$1.15 billion		$1.76 billion		$2.59 billion		$2.87 billion		$3.30 billion

Unencumbered NOI (1)	25.9%		34.5%		55.3%		59.9%		69.2%

(Debt + Preferred) / Gross Assets	48.7%		46.6%		43.0%		44.0%		45.9%

Debt/Gross Assets	40.9%		41.1%		41.1%		42.0%		44.0%

Market Cap Leverage	52.5%		46.6%		45.4%		43.7%		52.5%

Secured Debt / Gross Assets (1)	31.9%		30.9%		23.9%		19.0%		17.7%

Net Debt / EBITDA (4)	5.5	x	6.5	x	6.4	x	5.7	x	6.7	x

(Net Debt + Preferred) / EBITDA (4)	6.6	x	7.3	x	6.7	x	6.0	x	7.0	x

Credit Facilities Availability (3)	$294.3 million		$296.3 million		$443.4 million		$385.4 million		$223.0 million

Development / Gross Assets	0.9%		1.6%		1.6%		2.4%		2.1%

EBITDA / Revenue (4)	77.0%		76.5%		74.4%		71.8%		71.8%

EBITDA / (PrefDiv + Interest Expense) (4)	2.3	x	2.4	x	3.1	x	3.1	x	3.3	x

(JV + Advisory Income) / Revenues	8.5%		4.4%		0.5%		0.4%		0.4%

Footnotes:

(1)	Revolving credit facility and term loans are currently unsecured thus all periods reflect such borrowings as unsecured.
(2)	Includes loans receivable.
(3)	Subject to covenant compliance.
(4)	EBITDA is defined as GAAP net income (loss) adjusted for (i) interest expense, (ii) income tax expense (benefit), (iii) depreciation and amortization, (iv) gains and impairments relating to assets, (v) debt satisfaction charges (gains), (vi) the impact of straight-line rent on contractual lease terms, excluding tenant lease termination adjustments, (vii) above and below market lease amortization, (viii) non-cash charges and gains, (ix) minority interests, net, (x) equity in earnings of non-consolidated entities, and (xi) our share of EBITDA for non-consolidated entities calculated in the same manner.

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FINANCIAL COVENANTS (1)

Corporate Level Debt

	Must be:	3/31/2016
Bank Loans:

Maximum Leverage	< 60%	47.9%
Fixed Charge Coverage	> 1.5X	2.6X
Recourse Secured Indebtedness Ratio	< 10% cap value	0.0%
Secured Indebtedness Ratio	< 45%	20.9%
Unsecured Debt Service Coverage	> 2.0X	4.7X
Unencumbered Leverage	< 60%	40.4%

Bonds:

Debt to Total Assets	< 60%	44.8%
Secured Debt to Total Assets	< 40%	18.8%
Debt Service Coverage	> 1.5X	4.0X
Unencumbered Assets to Unsecured Debt	> 150%	264.0%

Footnotes

(1)	As defined in respective loan/bond agreements.

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Consolidated Properties: Mortgages and Notes Payable

3/31/2016

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Mortgages with Balloons
Temple, TX	(b)	$7,463	6.090%	01/2016	$-	$7,463
Bridgewater, NJ	(b)	14,118	5.732%	03/2016	-	14,118
Omaha, NE	(q)	7,560	5.610%	04/2016	37	7,560
Bremerton, WA	(o)	5,479	6.090%	04/2016	14	5,479
Tempe, AZ	(q)	7,140	5.610%	04/2016	34	7,140
Byhalia, MS	(j)	15,000	4.710%	06/2016	184	15,000
Lisle, IL		9,406	6.500%	06/2016	185	9,377
Farmers Branch, TX		18,373	5.939%	07/2016	380	18,363
Glenwillow, OH		15,230	6.130%	09/2016	493	15,132
Plymouth, IN		5,766	6.315%	09/2016	197	5,723
Memphis, TN		3,537	5.710%	01/2017	223	3,484
Huntington, WV		6,500	4.150%	02/2017	248	6,500
Orlando, FL		9,433	5.722%	02/2017	626	9,309
Dubuque, IA		9,014	5.402%	06/2017	733	8,727
Shreveport, LA		19,000	5.690%	07/2017	1,099	19,000
McDonough, GA		22,148	6.110%	11/2017	1,674	21,651
Erwin, NY		7,742	5.910%	10/2018	728	6,637
Boston, MA		12,241	6.100%	12/2018	996	11,520
Overland Park, KS		33,977	5.891%	05/2019	2,657	31,812
Kansas City, MO		16,196	5.883%	05/2019	1,268	15,179
Columbus, IN		19,911	2.210%	07/2019	4,757	4,993
Meridian, ID		9,213	6.010%	08/2019	753	7,675
Streetsboro, OH		17,546	5.749%	09/2019	1,344	16,338
Lenexa, KS		9,362	6.270%	12/2019	774	7,770
Boca Raton, FL		19,559	6.470%	02/2020	1,542	18,414
Oakland, ME		8,777	5.930%	10/2020	750	7,660
Lavonia, GA		7,596	5.460%	12/2020	741	5,895
Charleston, SC		7,161	5.850%	02/2021	520	6,632
Whippany, NJ		13,581	6.298%	11/2021	1,344	10,400
New York, NY	(q)	29,193	4.100%	01/2025	1,217	29,193
Chester, SC		8,570	5.380%	08/2025	1,144	362
Richland, WA		110,000	4.000%	01/2026	4,400	99,492
New York, NY	(e)	213,226	4.660%	01/2027	10,295	200,632
Lenexa, KS		36,251	3.700%	11/2027	3,025	10,000
Richmond, VA		57,500	5.191%	02/2031	3,026	53,176
Subtotal/Wtg. Avg./Years Remaining (l)		$812,769	4.996%	7.1	$47,408	$717,806

39

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

3/31/2016

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Full Amortizing Mortgages
Lorain, OH		1,173	7.750%	07/2018	481	-
Manteca, CA		828	7.750%	07/2018	339	-
Watertown, NY		779	7.750%	07/2018	319	-
Fairlea, WV		547	7.750%	07/2018	224	-
San Diego, CA		528	7.750%	07/2018	216	-
Galesburg, IL		465	7.750%	07/2018	191	-
North Berwick, ME		4,468	3.560%	04/2019	1,532	-
Wall, NJ		16,198	6.250%	01/2021	3,774	-
Palo Alto, CA		47,225	3.970%	12/2023	7,059	-
Long Island City, NY		48,450	3.500%	03/2028	4,538	-

Subtotal/Wtg. Avg./Years Remaining (l)		$120,661	4.208%	8.6	$18,673	$-

Subtotal/Wtg. Avg./Years Remaining (l)		$933,430	4.894%	7.3	$66,081	$717,806

Corporate (k)
Revolving Credit Facility	(p)	$147,000	1.438%	08/2019	$2,143	$147,000
Term Loan	(m)	250,000	2.192%	08/2020	5,556	250,000
Term Loan	(n)	255,000	2.523%	01/2021	6,523	255,000
Senior Notes	(h)	250,000	4.250%	06/2023	10,625	250,000
Senior Notes	(f)	250,000	4.400%	06/2024	11,000	250,000
Convertible Notes	(i)(c)	12,400	6.000%	01/2030	744	12,400
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$1,293,520	3.493%	7.2	$45,376	$1,293,520
Total/Wtg. Avg./Years Remaining (l)		$2,226,950	4.080%	7.2	$111,457	$2,011,326

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity (or put dates) shown in years based on debt balance.
(b)	Loan is in default.
(c)	Represents full payable of notes; discount of $167 excluded from balance.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Loan is cross-collateralized on three properties.
(f)	Represents full payable of notes; discount of $239 excluded from balance.
(g)	Rate fixed through 04/2017; thereafter, LIBOR plus 170 bps.
(h)	Represents full payable of notes; discount of $1,745 excluded from balance.
(i)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(j)	Property was expanded. Mortgage is recourse during expansion and Lexington was not released from the guaranty as of 3/31/2016.
(k)	Unsecured.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Rate ranges from LIBOR plus 0.90% to 1.75%. LIBOR rate fixed at 1.09% through February 2018 via interest rate swap agreements.
(n)	Rate ranges from LIBOR plus 0.90% to 1.75%. LIBOR rate fixed at 1.42% through January 2019 via interest rate swap agreements.
(o)	Subsequent to 3/31/2016, loan is in default.
(p)	Rate ranges from LIBOR plus 0.85% and 1.55%.
(q)	Loan satisfied subsequent to 3/31/16.

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LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

3/31/2016

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Rehab Humble Lessee	$14,290	$2,143	4.700%	05/2017	$950	$13,982	$2,097
Gan Palm Beach Lessee	14,395	3,599	3.700%	03/2018	842	13,768	3,442
BP Lessee	18,791	2,819	4.010%	11/2018	764	18,791	2,819
Total/Wtg. Avg. (1)/Years Remaining (2)	$47,476	$8,561	4.052%	1.9	$2,556	$46,541	$8,358

Footnotes

(1)	Weighted-average interest rate based on proportionate share.
(2)	Weighted-average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Debt Maturity Schedule

3/31/2016

($000)

Consolidated Properties
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2016 - remaining	$19,108	$105,355	$-
2017	26,834	68,671	12,400
2018	26,507	18,157	-
2019	22,580	83,767	147,000
2020	18,787	31,969	250,000
	$113,816	$307,919	$409,400

Non-Consolidated Investments - LXP Proportionate Share
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments
2016 - remaining	$88	$-
2017	94	2,097
2018	21	6,261
2019	-	-
2020	-	-
	$203	$8,358

Footnotes

(1)	Percentage denotes weighted-average interest rate.

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Mortgage Loans Receivable

3/31/2016

Collateral
	City	State	Loan Balance ($000)(1)	Interest Rate	Maturity Date	Current Estimated Annual Debt Service ($000)(2)	Balloon Payment ($000)
Office	Oklahoma City (3)	OK	$8,420	11.50%	03/2016	$-	$8,420
Retail	Various	Various	857	8.00%	02/2021	219	-
	Various	Various	404	8.00%	12/2021	94	-
	Various	Various	535	8.00%	03/2022	112	-
Hospital	Kennewick	WA	85,554	9.00%	05/2022	7,438	87,245
	Total Mortgage Loans Receivable		$95,770			$7,863	$95,665

Footnotes

(1)	Includes accrued interest receivable, loan losses, and net origination fees.
(2)	Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3)	Short-term loan to joint venture partner. Loan is in default.

43

LEXINGTON REALTY TRUST

Partnership Interests

Three months ended March 31, 2016

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$160
Depreciation and amortization	$8

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$636
Interest expense	$88

    Footnotes

(1)	Excludes OP unit noncontrolling interests.

44

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

3/31/2016

($000)

Balance Sheet

Other assets	$18,176

The components of other assets are:

Deposits	$368
Equipment	686
Prepaids	3,359
Other receivables	550
Deferred lease incentives	13,061
Deferred tax asset	27
Other	125

Accounts payable and other liabilities

The components of accounts payable and other liabilities are:	$35,688

Accounts payable and accrued expenses	$9,950
CIP accruals and other	3,180
Taxes	2,551
Deferred lease and loan costs	6,275
Deposits	1,085
Escrows	1,387
Transaction / build-to-suit costs	4,696
Interest rate swap derivative liability	6,564

Income Statement - Three months ended March 31, 2016

Non-cash interest expense, net	$20

45

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 30170	211 Quality Circle, Suite 210
College Station, TX 77842-3170	College Station, TX, 77845
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Heather Gentry

Senior Vice President, Investor Relations

Telephone (direct)	(212) 692-7219
Facsimile (main)	(212) 594-6600
E-mail	hgentry@lxp.com

Research Coverage

Bank of America/Merrill Lynch		Ladenburg Thalmann & Co., Inc.
James Feldman	(646) 855-5808	Daniel P. Donlan	(212) 409-2056

Barclays Capital		Stifel Nicolaus
Ross L. Smotrich	(212) 526-2306	John W. Guinee	(443) 224-1307

Evercore Partners		Wells Fargo Securities, LLC
Sheila K. McGrath	(212) 497-0882	Todd J. Stender	(562) 637-1371

J.P. Morgan Chase		Jeffries & Company, Inc.
Anthony Paolone	(212) 622-6682	Omotayo Okusanya	(212) 336-7076

KeyBanc Capital Markets Inc.
Craig Mailman	(917) 368-2316

46